                                  EXHIBIT 99.3

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.


The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.


Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

MSA        TOTAL BALANCE
Unknown       120,664,134.55
6162           98,543,729.56
8872           74,930,777.97
5602           65,728,804.56
1692           25,927,072.68
1642           20,328,836.94
4472           15,667,425.62
0520           13,921,938.95
3120           12,341,583.61
5120           10,523,912.17
1520           10,318,854.66
1123            9,746,990.63
1602            9,408,113.93
7040            9,021,790.59
6640            8,968,177.03
3760            8,787,904.76
8280            8,582,163.42
9200            8,392,048.27
3600            8,226,155.44
2162            8,010,759.01
5960            7,060,278.34
6200            6,872,058.68
6922            6,671,261.68
6280            6,392,966.62
7560            6,349,806.19
1440            6,233,858.94
6483            5,716,033.32
5720            5,683,267.75
2120            5,421,826.00
4120            5,281,774.32
8960            5,093,668.80
3080            4,820,495.09
5483            4,651,025.00
2082            4,587,792.95
1760            4,347,711.98
3480            4,324,036.61
0460            4,254,042.76
7520            3,912,822.26
3000            3,772,214.96
1840            3,754,065.47
6680            3,726,334.11
9320            3,576,666.04
4900            3,443,762.61
4992            3,425,962.50
4000            3,344,625.60
6660            3,262,543.32
3290            3,136,861.58
5920            2,736,238.48
0240            2,699,927.80
0200            2,600,884.75

MSA   TOTAL BALANCE
4720        2,596,404.54
2000        2,562,778.88
3283        2,518,985.11
7510        2,490,543.09
1720        2,306,281.35
0480        2,265,842.64
0680        2,006,814.30
9280        1,905,635.36
7760        1,901,678.74
7362        1,874,124.01
2020        1,826,580.95
6760        1,771,949.05
2520        1,687,432.28
7602        1,616,246.24
3840        1,590,437.64
8120        1,577,043.68
5082        1,467,628.96
5360        1,395,017.78
3160        1,239,392.67
1320        1,174,550.18
2700        1,152,014.01
1740        1,147,500.00
6442        1,062,635.04
1922        1,058,279.24
7720        1,025,024.85
6895          981,436.89
6120          980,271.99
3980          951,929.58
7160          899,260.80
1080          880,752.96
9140          819,616.38
8520          784,956.06
3240          784,677.03
5523          762,000.00
6800          688,077.94
2710          649,418.05
2760          647,339.32
8400          595,902.13
5170          580,748.22
3150          568,764.00
1540          566,773.54
4520          548,003.08
8800          547,200.00
5790          543,680.38
2985          501,000.00
3362          500,600.00
8003          496,500.00
6015          488,671.23
5280          445,230.09
1040          440,681.13

MSA   TOTAL BALANCE
7800          430,293.00
3920          420,000.00
5330          364,232.14
7840          362,098.84
2995          359,837.01
0733          359,815.80
3605          348,043.54
2840          331,072.19
2190          327,400.00
6403          311,910.57
0500          278,000.00
2560          272,383.76
9040          260,000.00
2290          257,705.47
2400          243,735.80
2200          227,477.94
2620          225,010.33
3850          214,000.00
2900          210,000.00
4640          202,311.53
3620          197,738.15
4150          197,250.08
2360          186,279.52
4040          170,722.00
4320          170,000.00
8440          169,609.01
1800          131,056.58
4100          127,888.97
8940          121,000.00
8240          112,000.00
5140          109,731.82
5880          108,459.00
1950          104,500.00
6580          102,503.04
2980          100,113.08
1960           92,700.00
2440           87,916.50
2655           82,767.08
1280           74,908.80
4360           72,577.81
3400           69,649.51
1360           58,909.84
3720           53,517.91
9000           38,700.00
7610           30,382.51